Exhibit 21, Annual Report on Form 10-K
for the year ended December 31, 2001
Commission File Number 1-3671

GENERAL DYNAMICS CORPORATION
SUBSIDIARIES
AS OF MARCH 7, 2002

Subsidiaries of General Dynamics	Place of	Percent of
Corporation (Parent and Registrant)	Incorporation	Voting Power

American Overseas Marine Corporation	Delaware	100
Quincy Maritime Corporation I	Delaware	100
Quincy Maritime Corporation II	Delaware	100
Quincy Maritime Corporation III	Delaware	100
Water Transportation Alternatives, Inc.	Delaware	100
Bath Iron Works Corporation	Maine	100
BIW-LLTF, LLC	Maine	100
Concord I Maritime Corporation	Delaware	100
Braintree I Maritime Corp.	Delaware	100
Concord II Maritime Corporation	Delaware	100
Braintree II Maritime Corp.	Delaware	100
Concord III Maritime Corporation	Delaware	100
Braintree III Maritime Corp.	Delaware	100
Concord IV Maritime Corporation	Delaware	100
Braintree IV Maritime Corp.	Delaware	100
Concord V Maritime Corporation	Delaware	100
Braintree V Maritime Corp.	Delaware	100
Convair Aircraft Corporation	Delaware	100
Convair Corporation	Delaware	100
Eagle Enterprise, Inc.	Delaware	100
Elco Company, The	New Jersey	100
Electric Boat Corporation	Delaware	100
EB Groton Engineering, Inc.	Delaware	100
EB Groton Operations, Inc.	Delaware	100
EB Newport Engineering, Inc.	Delaware	100
EB Quonset Point Operations, Inc.	Delaware	100
Electro Dynamic Corporation	Delaware	100
General Dynamics Power Technology, Inc.	Delaware	100
Electrocom, Inc.	Delaware	100
GD Marine Property, LLC	District of Columbia	100
GD Plus S.A.R.L.	France	100
General Dynamics Advanced Technology Systems, Inc.	Delaware	100
it International Telecom USA, Inc	Delaware	100
General Dynamics Armament Systems, Inc.	Delaware	100
GDAS International, Inc.	Delaware	100
General Dynamics Decision Systems, Inc.	Delaware	100
General Dynamics Satellite Communication Services, Inc.	Delaware	100
General Dynamics Defense Systems, Inc.	Delaware	100
General Dynamics Creative Concepts, Inc.	Delaware	100
General Dynamics Devcor, Inc.	Delaware	100
General Dynamics Foreign Sales Corporation	Virgin Islands	100

Exhibit 21, Annual Report on Form 10-K
for the year ended December 31, 2001
Commission File Number 1-3671

GENERAL DYNAMICS CORPORATION
SUBSIDIARIES
AS OF MARCH 7, 2002

Subsidiaries of General Dynamics	Place of	Percent of
Corporation (Parent and Registrant)	Incorporation	Voting Power

General Dynamics Government Systems Corporation	Delaware	100
General Dynamics Federal Services Corporation	California	100
General Dynamics Government Systems Overseas Corporation	Delaware	100
General Dynamics Interactive Corporation	Delaware	100
General Dynamics Overseas Systems and Services Corporation	Delaware	100
Page International Holdings, Inc.	Delaware	100
Page Europa SpA	Italy	100
Pagetel Sistem Muhendisligi Sanayi ve Ticaret Limited	Turkey	100
General Dynamics Information Systems, Inc.	Delaware	100
General Dynamics International Corporation	Delaware	100
General Dynamics Land Systems, Inc.	Delaware	100
AV Technology, LLC	Maryland	100
General Dynamics Land Systems Customer Service & Support Company	Texas	100
General Dynamics Support Services Company	Delaware	100
Global Support Services Company	Cayman Islands	100
General Dynamics Land Systems International, Inc.	Delaware	100
General Dynamics Robotic Systems, Inc.	Delaware	100
G.T. Devices, Inc.	Maryland	100
General Dynamics Manufacturing Limited	Canada	100
General Dynamics Marine Services, Inc.	Delaware	100
General Dynamics Ordnance and Tactical Systems, Inc.	Virginia	100
General Dynamics OTS (Aerospace), Inc.	Washington	100
Bi-propellant Rocket Research Corporation	Delaware	100
General Dynamics OTS (California), Inc.	California	100
General Dynamics OTS GMBH	Switzerland	100
General Dynamics OTS (Downey), Inc.	Delaware	100
AMMS, Inc.	Delaware	100
General Dynamics OTS (DRI), Inc.	Alabama	100
General Dynamics OTS (OTI), Inc.	Florida	100
General Dynamics OTS (Pennsylvania), Inc.	Pennsylvania	100
GD International Ltd.	Virgin Islands	100
General Dynamics OTS (Versatron), Inc.	Delaware	100
St. Marks Powder, Inc.	Delaware	100
General Dynamics Properties, Inc.	Delaware	100
General Dynamics Shared Resources, Inc.	Delaware	100
General Dynamics Worldwide Holdings, Inc.	Cayman Islands	100

Exhibit 21, Annual Report on Form 10-K
for the year ended December 31, 2001
Commission File Number 1-3671

GENERAL DYNAMICS CORPORATION
SUBSIDIARIES
AS OF MARCH 7, 2002

Subsidiaries of General Dynamics	Place of	Percent of
Corporation (Parent and Registrant)	Incorporation	Voting Power

General Dynamics Worldwide Holdings, Inc.	Delaware	100
General Dynamics Canada Ltd.	Canada	100
Computing Devices (Thailand) Limited	Thailand	100
Proto Metalworks Ltd.	Canada	100
General Dynamics Limited	United Kingdom	100
General Dynamics United Kingdom Limited	United Kingdom	100
Computing Devices Hastings Limited	United Kingdom	100
Computing Devices Eastbourne Limited	United Kingdom	100
GCC Beteiligungsverwal Tungs GMBH	Austria	100
Gulfstream Aerospace Corporation, Limited	United Kingdom	100
it International Telecom Inc.	Canada	100
it International Telecom Limted	England and Wales	100
Gulfstream Aerospace Corporation	Delaware	100
Gulfstream Delaware Corporation	Delaware	100
Gulfstream Aerospace Corporation	California	100
Gulfstream Aerospace Corporation	Oklahoma	100
Gulfstream Aerospace Corporation	Georgia	100
Gulfstream Aerospace FSC, Ltd.	Barbados	100
Gulfstream Aerospace (Middle East) Ltd.	Cyprus	100
Gulfstream International Corporation	Delaware	100
Gulfstream Aerospace Corporation of Texas	Texas	100
Gulfstream Aerospace Services Corporation	Delaware	100
Gulfstream Aircraft Incorporated	Georgia	100
Gulfstream Alliance Holdings, Inc.	Delaware	100
General Dynamics Aviation Services Corporation (DE)	Delaware	100
General Dynamics Aviation Services Corporation (FL)	Florida	100
General Dynamics Aviation Services Corporation (MN)	Minnesota	100
General Dynamics Aviation Services Corporation (NV)	Nevada	100
Gulfstream Financial Services Corporation	Georgia	100
Gulfstream NetJets, Inc.	Georgia	100
Interiores Aereos S.A. de C.V.	Mexico	100
Material Service Resources Company	Delaware	100
Freeman Energy Sales Corporation	Delaware	100
Capital Fuels Sales Corporation	Delaware	100
Capital Resources Development Company	Delaware	100
CFTX, Inc.	Delaware	100
Material Service Corporation	Delaware	100
Material Service Foundation	Illinois	100
MLRB, Inc.	Illinois	100
Mineral and Land Resources Corporation	Delaware	100
Thornton Quarries Corporation	Illinois	100
Century Mineral Resources, Inc.	Illinois	100
Freeman Energy Corporation	Delaware	100
Freeman United Coal Mining Company	Delaware	100
Prairie Energy Sales Corporation	Delaware	100

Exhibit 21, Annual Report on Form 10-K
for the year ended December 31, 2001
Commission File Number 1-3671

GENERAL DYNAMICS CORPORATION
SUBSIDIARIES
AS OF MARCH 7, 2002

Subsidiaries of General Dynamics	Place of	Percent of
Corporation (Parent and Registrant)	Incorporation	Voting Power

NASSCO Holdings Incorporated	Delaware	100
International Manufacturing Technologies, Inc.	California	100
Technologias Internacionales de Manufactura S.A. de C.V.	Mexico	100
National Steel and Shipbuilding Company	Nevada	100
Patriot I Shipping Corp.	Delaware	100
Patriot II Shipping Corp.	Delaware	100
Patriot IV Shipping Corp.	Delaware	100
Santa Bárbara Sistemas, S.A.	Spain	100
Santa Bárbara Blindados, S.A.	Spain	100